Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Prudential Investment Portfolios 3:

We consent to the use of our reports, dated April 17, 2018, with respect to the statements of assets and liabilities of Prudential QMA Strategic Value Fund and Prudential Jennison Focused Growth Fund, two of the series comprising Prudential Investment Portfolios 3, including their respective schedules of investments, as of February 28, 2018, and their respective related statements of operations for the year or then ended, respective statements of changes in net assets for each of the years in the two-year period then ended, and respective financial highlights for each of the years or periods in the five-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

April 26, 2018

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Prudential Investment Portfolios 3:

We consent to the use of our report, dated April 17, 2018, with respect to the statement of assets and liabilities of Prudential QMA Global Tactical Allocation Fund, a series of Prudential Investment Portfolios 3, including the consolidated schedule of investments, as of February 28, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the three-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Consolidated

Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Consolidated Financial Statements” in the statement of additional information.

New York, New York

April 26, 2018

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Prudential Investment Portfolios 3:

We consent to the use of our report, dated April 17, 2018, with respect to the statement of assets and liabilities of Prudential Unconstrained Bond Fund, one of the series comprising Prudential Investment Portfolios 3, including the schedule of investments, as of February 28, 2018, and the related statement of operations for the year or then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the three-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

April 26, 2018